UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2021

Solitron Devices, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-04978	22-1684144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 Electronics Way, West Palm Beach, Florida	33407
(Address of principal executive offices)	(Zip Code)

(561) 848-4311

(Registrant’s telephone number, including area code)

 ________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On November 5, 2021, Solitron Devices, Inc. (the “Company” or “Solitron”) entered into the Second Amendment to Lease with LaBoheme Properties, Inc. (the “Landlord”), effective as of November 3, 2021 (the “Lease Amendment”). The Lease Amendment amends the Reinstatement and Amendment to Lease Agreement entered into by and between Solitron and CF EB REO II LLC, dated October 6, 2014 (the “Lease”). The Lease relates to the occupancy and use of the Company’s 47,000 square foot facility located at 3301 Electronics Way, West Palm Beach, Florida that was scheduled to expire on December 31, 2021. The property was sold to LaBoheme Properties, Inc. subsequent to Solitron entering into the Lease who then became the Landlord pursuant to such sale. As previously disclosed, the Company acquired a facility and real estate in West Palm Beach, Florida in April 2021 and began making the necessary improvements to the property to relocate its manufacturing operations and corporate headquarters. Due to circumstances beyond its control, the Company is unable to complete the relocation of all of its manufacturing operations and corporate headquarters by the end of the calendar year so it entered into the Lease Amendment to extend the lease term over a portion of the leased premises through February 28, 2022 (the “First Extension Term”) and extend the lease term over a portion of the leased premises through March 31, 2022 (the “Second Extension Term”). Solitron will also be entitled to use up to 20 parking spaces until the expiration of the First Extension Term and will be entitled to use up to 10 parking spaces until the expiration of the Second Extension Term. In consideration for the lease extension, Solitron will convey the air conditioning unit for the property to the Landlord and will pay rent of $3,000 per month in January and February 2022 and $1,500 for the month of March 2022. The new monthly rent amounts will be significantly lower than the current base rent of $38,808 per month, excluding sales tax.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Second Amendment to Lease, effective as of November 3, 2021, between LaBoheme Properties, Inc. and Solitron Devices, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2021	SOLITRON DEVICES, INC.

	By:	/s/ Tim Eriksen
Tim Eriksen Chief Executive Officer and Interim Chief Financial Officer

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